Exhibit 10



                                   June 29, 1995

    United States Cellular Corporation
    8410 West Bryn Mawr Avenue, Suite 700
    Chicago, Illinois  60631-3415

      Re: Revolving Credit Agreement, dated as of July 1, 1987, last amended as of March 29, 1995, (the "Revolving Credit Agreement"), between United States Cellular Corporation ("USCC") and Telephone and Data Systems, Inc. ("TDS")

    Gentlemen:

      This letter will constitute TDS's agreement to amend the Revolving Credit Agreement, as follows:

        (i) all references to "$300,000,000" in the Revolving Credit Agreement shall be changed to "$100,000,000".

        (ii) Section 3 of the Revolving Credit Agreement is amended to provide for interest on the unpaid principal at a rate per annum equal to 3/4% above the Prime Lending Rate in effect from time to time, and interest on any overdue amount of principal or interest at a rate per annum equal to 2 3/4% above the Prime Lending Rate in effect from time to time.

         (iii) Section  5   of  the  Revolving  Credit  Agreement  is
               amended  to  establish  a  new  Termination   Date  of
               January 2, 1998.

        All of the other terms and conditions of the Revolving Credit Agreement shall remain in full force and effect.

        Please acknowledge your agreement to this amendment by executing the copy of this letter and returning it to the undersigned.

                                   Very truly yours,

                                   TELEPHONE AND DATA SYSTEMS, INC.

                                   By: /s/ Murray L. Swanson
                                      -------------------------
                                   Murray L. Swanson
                                   Executive Vice President/Finance

        Accepted and agreed to as of the date set forth above.

                                   UNITED STATES CELLULAR CORPORATION

                                   By: /s/ Kenneth R. Meyers
                                      --------------------------
                                       Kenneth R. Meyers
                                       Vice President/Finance
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